UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
of the
SECURITIES EXCHANGE ACT OF 1934

Date of Event Requiring Report: June 5, 2002

              H-NET.NET, INC.
(Exact Name of Registrant as Specified on its Charter)

                33-20783-D                                                                         84-1064958
                        (Commission File Number)                                                 (IRS Employer Identification Number)

                                COLORADO
(State or Other Jurisdiction of Incorporation or Organization)

202-7100 Woodbine Avenue
                      Markham, Ontario, Canada L3R 5J2
(Address of Principal Executive Offices)

            (905) 475-3249
(Registrant's Telephone Number, Including Area Code)

ITEM 4. Changes in Registrant's Certifying Accountant

On June 7, 2002, H-Net.Net, Inc. ("the Company") retained Bongiovanni & Associates, P.A., of Charlotte, North Carolina ("Bongiovanni"), to be the principal accountant engaged to audit the Company's financial statements. This change followed the resignation on June 5, 2002 of the Company's prior auditors, Citrin Cooperman & Company, LLP of New York City, New York ("Citrin") as the Company's principal accountant and auditor. The Company's board of directors approved the engagement of Bongiovanni as principal accountant after Citrin's resignation.

Citrin never finished any audit report on the Company's financial statements, since they were only retained on March 19, 2002; therefore, their audit reports did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

The Company did have a disagreement with Citrin's statement about the reasons for its resignation. However, this did not amount in substance to a disagreement between the Company's management and Citrin regarding accounting principles and practices, because Citrin issued its letter of resignation before any formal discussion with the Company's board could be held. The disagreement arises over statements in Citrin's letter of resignation that they believed they were not given full cooperation during their audit, that the completeness of information provided to them was lacking, that additional information requested that was represented to be complete was upon further inquiry found to be incomplete, and that they had "begun" to question the reliability of data provided. The Company firmly disagrees with these statements and believes that it cooperated fully with the auditors' requests, providing all information requested up until the time of the resignation. The Company provided a substantial amount of its financial information to Citrin through the Canadian chartered accountant firm of Harris & Partners, since a large part of the Company's operations are based in Canada. The Company believes its Canadian chartered accountants have acted properly.

The Company has authorized Citrin to respond fully to Bongiovanni's inquiries and requests for information.

At no time before or after retaining Bongiovanni did the Company consult with Bongiovanni regarding the application of generally accepted accounting principles to a specific transaction, either proposed or completed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements.

The Company's principal accountant and auditor prior to Citrin Cooperman was Shimmerman Penn Burns Becker, LLP ("Shimmerman:), a Canada based chartered accounting firm who had audited the Company's financial statements for at least the previous two fiscal years (ending January 31, 2001 and 2000). Shimmerman resigned on April 23, 2001. This resignation was based on Shimmerman's policy decision not to audit any corporations reporting to the United States Securities and Exchange Commission. There was no disagreement with Shimmerman about accounting practices or policies, and Shimmerman's audit reports for the fiscal years ended January 31, 2001 and 2000 contained no adverse opinions or disclaimers of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. Shimmerman was fully authorized to respond to any inquiries Citrin had or may have had regarding the Company's financial condition.

At no time either before or after retaining Citrin did the Company consult with Citrin regarding the application of generally accepted accounting principles to a specific transaction, either proposed or completed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements.

The Company provided Bongiovanni with a copy of this report prior to filing it with the SEC. The Company requested that Bongiovanni furnish the Company with a copy of its engagement letter verifying its status as current auditor. A copy of that engagement letter dated June 7, 2002 is filed as Exhibit 16(i) to this Form 8-K.

The Company also supplied Citrin with a copy of this report prior to its filing with the SEC. The Company requested Citrin to supply it with a letter regarding whether Citrin agrees with statements contained herein. A copy of that request to Citrin dated June 11, 2002 is filed as Exhibit 16 (ii) to this Form 8-K. Citrin's letter of resignation dated June 5, 2002 is attached as Exhibit 16(iii) to this Form 8-K, and Citrin's engagement letter dated March 19, 2002 is attached as Exhibit 16(iv).

The Company also supplied Shimmerman with a copy of this report prior to its filing with the SEC. The Company requested Shimmerman to supply it with a letter regarding whether Shimmerman agrees with the statements contained herein. A copy of that request to Shimmerman dated June 11, 2002 is filed as Exhibit 16(v) to this report, and Shimmerman's letter of resignation dated April 23, 2002 is attached as Exhibit 16(vi).

We have also asked Bongiovanni to review our interim financial statements for the interim periods after Shimmerman Penn's last audit for the fiscal year ended January 31, 2001 and to recommend any adjustments necessary to a fair presentation of the Company's financial condition during those interim periods.

ITEM 7. Financial Statements and Exhibits

The following exhibit(s) are included as part of this report:

EXHIBIT NO.	PAGE NO.	DESCRIPTION
16(i)	*	Engagement letter from Bongiovanni & Associates, P.A. dated June 7, 2002 relating to its retention as the Registrant's independent auditors.
16(ii)	*	Letter to Citrin Cooperman & Company, LLP, dated June 11, 2002 requesting a letter stating whether it agrees with the statements in this Form 8-K.
16 (iii)	*	Letter of resignation from Citrin Cooperman dated June 5, 2002.
16 (iv)	*	Engagement letter from Citrin Cooperman dated March 19, 2002 relating to its retention as the Registrant's independent auditors.
16(v)	*	Letter to Shimmerman Penn Burns Becker, LLP, dated June 11, 2002 requesting a letter stating whether it agrees with the statements in this Form 8-K.
16 (vi)	*	Letter of resignation from Shimmerman Penn dated April 23, 2001.

Pursuant to the requirement of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

            SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 11, 2002

                                                                                      H-Net.Net, Inc.

                                                                                      By:_________________________
                                                                                         Anton Stephens, President

Exhibit 16(i)

Bongiovanni & Associates, P.A.
Certified Public Accountants

19425-G Liverpool Parkway
Charlotte, North Carolina 28031
555 South Powerline Road

                                                                    Pompano Beach, Florida 33069
(704) 892-8733 N.C. Office
(704) 892-5784 N.C. Fax
(954) 975-9601 F.L. Office
(954) 979-6695 F.L. Fax

June 7, 2002

Board of Directors
H-Net.Net., Inc. (formerly H-Net.Com, Inc.)
202-7100 Woodline Avenue
Markham, Ontario L3R 5J2
Canada

Attention: Mr. Anton Stephens

This letter is to explain our understanding of the arrangements for the services we are to perform for H-Net.Net, Inc. for the year ending January 31, 2002. We ask that you either confirm or amend this understanding. We will perform an audit of H-Net.Net, Inc.'s financial statements as of and for the year ended January 31, 2002. We understand that the financial statements will be prepared in accordance with U.S. generally accepted accounting principles. We will conduct the audit in accordance with U.S. generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable, rather than absolute, assurance about whether the financial statements are free of material misstatement whether caused by error, fraudulent financial reporting, or misappropriation of assets. Accordingly, a material misstatement, whether caused by error, fraudulent financial reporting, or misappropriation of assets, may remain undetected. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. As a result, an audit is not designed to detect errors or fraud that are immaterial to the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit will provide a reasonable basis for our report. An audit also includes obtaining an understanding of internal control sufficient to plan the audit and to determine the nature, timing and extent of audit procedures to be performed. An audit is not designed to provide assurance on internal control or to identify reportable conditions. However, we will communicate to you any reportable conditions that become known to us during the course of the audit.

As you know, management is responsible for (1) the preparation of H-Net.Net, Inc.'s financial statements, (2) establishing and maintaining effective internal control over financial reporting and safeguarding assets, (3) properly recording transactions in the records, (4) identifying and ensuring that H-Net.Net, Inc. complies with the laws and regulations applicable to its activities, and (5) making all financial records and related information available to us and (6) for adjusting the financial statements to correct material misstatements. At the conclusion of our audit, we will request certain written representations from management about the financial statements and matters related thereto. We will also require that you affirm to us that the effects of any uncorrected misstatements brought to your attention by us, are immaterial, both individually and in the aggregate, to the financial statements taken as a whole. H-Net.Net, Inc. hereby indemnifies Bongiovanni & Associates, P.A. and its employees and holds them harmless from all claims, liabilities, losses and costs arising in circumstances where there has been a knowing misrepresentation by a member of H-Net.Net, Inc.'s management, regardless of whether such person was acting in H-Net.Net, Inc.'s interest. This indemnification will survive termination of this letter.

Clients Initials_________

During the course of our engagement, we may accumulate records containing data, which should be reflected in your books and records. You will determine that all such data, if necessary, will be so reflected. Accordingly, you will not expect us to maintain copies of such records in our possession. The assistance to be supplied by your personnel will be described in a client participation list, which will outline the specific schedules and analysis that should be completed by your personnel, including the dates when the information should be available to us. The participation list has been discussed with and agreed to by the company. The timely and accurate completion of this work is an essential condition to our completion of the audit and issuance of our audit report.

Our fees are based upon the time required by the individuals assigned to the engagement, plus direct expenses.

We estimate our fee for the year-end SEC certified audited financial statements to be $18,700, plus out of pocket costs. The fee for any EDGAR-izing of public documents will be included in this amount. A retainer of $9,350 towards the fee is payable upon commencing of the engagement.

The fees are based upon a low level of activity in the first year of operations countered by initial start up time in building permanent files and initial workpapers set up. It is also predicated upon a future long standing business relationship and the continued current integrity of management. These fees estimates will be subject to adjustments based on unanticipated changes in the scope of our work and/or the incomplete or untimely receipt by us of the information on the client participation list. All other provisions of this letter will survive any fee adjustment.

In the event we are requested or authorized by H-Net.Net, Inc. or are required by government regulation subpoena, or other legal process to produce our documents or our personnel as witnesses with respect to our engagement for H-Net.Net, Inc., H-Net.Net,Inc. will, so long as we are not a party to the proceeding in which the information is sought, reimburse us for our professional time and expenses, as well as the fees and expenses of our counsel, incurred in responding to such requests. Our professional standards require that we perform certain additional procedures whenever our reports are included, or we are named as, accountants, auditors, or "experts" in a document used in a public or private offering of equity or debt securities. Accordingly, you agree that you will not include our reports, or otherwise make reference to us, in any public or private securities offering without first obtaining our consent. After obtaining our consent, you also agree to provide us with printer's proofs or masters of such offering documents for our review and approval before printing, and with a copy of the final reproduced material for our approval before it is distributed. You agree to promptly supply us with any comment letter or other communication received from the SEC or any other regulatory agency relating to the financial statements or other information with which our report has been associated and to provide us with a copy of H-Net.Net, Inc.'s proposed response for our review before such response is provided. The Securities and Exchange Commission requires electronic filing of certain information in connection with its Electronic Data Gathering, Analysis and Retrieval (EDGAR) system. You agree that before filing any document with which we are associated, in electronic format with the SEC or others, you will provide us with a printed copy of the information proposed to be filed. We will provide you with a signed copy of our report, consent and/or other relevant document after completing our review. These manually signed documents will authorize the use of our name prior to any electronic transmission by you. For our files, you will provide to us a complete copy of the document as accepted by EDGAR or others.

Please note that upon signing of this letter, the Company was already over 35 days late with its Forms 10-K filing.

Clients Initials______

It is agreed by H-Net.Net, Inc. and Bongiovanni & Associates, P.A. or any successors in interest that no claim arising out of services rendered pursuant to this agreement by or on behalf of H-Net.Net, Inc. shall be asserted more than three years after the date of the audit report or one year after the date of termination of Bongiovanni & Associates, P.A.'s services whichever date occurs first.

If this letter defines the arrangements as you understand them, please sign and date the enclosed copy and return it to us.

We appreciate your business.

/s/
BONGIOVANNI & ASSOCIATES, P.A.

Confirmed on behalf of the addressee:

_____________________         _________
Mr. Anton Stephens                         Date
President
H-Net.Net,Inc.

Exhibit 16(ii)

[H-Net Letterhead]

June 11, 2002

CITRIN COOPERMAN & COMPANY
529 Fifth Avenue
New York, NY 10017
    Via Fax: (212-697-1004)

Dear Sir/Madam:

Enclosed herewith is a copy of our report on Form 8-K dated June 11, 2002.

We are providing you with this copy pursuant to Item 304(3) of Regulations S-K and S-B on the same day we are filing this report.

Pursuant to the aforementioned regulations, we are requesting you to furnish us with a letter addressed to the Commission stating whether you agree with the statements we have made therein, and if not, stating the respects in which you do not agree.

You are requested to provide this letter as promptly as possible so that we can file the letter with the Commission within ten business days.

Very truly yours,

Anton Stephens, President
H-Net.Net, Inc.

Exhibit 16(iii)

Citrin Cooperman & Company, LLP

CERTIFIED PUBLIC ACCOUNTANTS

                                                                                    June 5, 2002

Mr. Anton Stephens, President
H-Net.Net, Inc.
7050 Woodbine Avenue
Markham, Ontario L3R 1A2

Dear Mr. Stephens:

We were engaged to audit the financial statements of H-Net.Net Inc. and subsidiaries as at January 31, 2002 and for the year then ended, however, we find that we are unable to complete our audit and will not be associated with the financial statements as prepared by the Company.

We believe that we have not been given full cooperation during our audit and that the completeness of information made available by management, necessary to perform our procedures was lacking. Furthermore, additional information requested by us, that was represented by the Company to be complete was, upon further inquiry, found to be incomplete.

We have begun to question the reliability of data provided to us and believe that there may be significant activities and transactions about which we have not been completely informed.

Since we have not been able to reach a satisfactory conclusion on certain significant issues we hereby resign as auditors for the Company.

                                                        Sincerely,

                                                        /s/ Citrin Cooperman & Company, LLP

                                                        Citrin Cooperman & Company, LLP

529 FIFTH AVENUE, NEW YORK, NY 10017     (212) 697-1000     FAX (212) 697-1004
e-mail: info@citrincooperman.com
www.citrincooperman.com
Exhibit 16(iv)

Citrin Cooperman & Company, LLP CERTIFIED PUBLIC ACCOUNTANTS

                                                                                    March 19, 2002

Mr. Anton Stephens, President
H-Net.Net, Inc.
7050 Woodbine Avenue
Markham, Ontario L3R 1A2

Dear Mr. Stephens:

We are pleased to confirm our understanding of the services we are to provide for H-Net.Net, Inc. for the year ended January 31, 2002.

We will audit the consolidated balance sheet of H-Net.Net Inc. and subsidiaries as of January 31, 2002 and the related consolidated statements of operations and retained earnings (deficit) and cash flows for the year then ended for the purpose of expressing an opinion on them.

The financial statements are the responsibility of the Company's management. Encompassed in that responsibility is the establishment and maintenance of effective internal control over financial reporting, the establishment and maintenance of proper accounting records, the selection of appropriate accounting principles, the safeguarding of assets, and compliance with relevant laws and regulations. Management is also responsible for making all financial records and related information available to us.

Our responsibility is to express an opinion on the consolidated financial statements based on our audit, and is limited to the period covered by our audit. If circumstances preclude us from issuing an unqualified opinion, we will discuss the reasons with you in advance. If, for any reason, we are unable to complete the audit or are unable to form or have not formed an opinion, we may decline to express an opinion or decline to issue a report as a result of the engagement.

We are responsible for conducting the audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we obtain reasonable rather than absolute assurance about whether the financial statements are free of material misstatement, whether caused by error or fraud. Accordingly, a material misstatement may remain undetected. Also, an audit is not designed to detect error of fraud that is immaterial to the financial statements. We will inform you of all matters of fraud that come to our attention. We will also inform you of illegal acts that come to our attention, unless they are clearly inconsequential.

529 FIFTH AVENUE, NEW YORK, NY 10017     (212) 697-1000     FAX (212) 697-1004
e-mail: info@citrincooperman.com
www.citrincooperman.com

Mr. Anton Stephens
H-Net.Net, Inc.
March 19, 2002

An audit includes obtaining an understanding of internal control sufficient to plan the audit and to determine the nature, timing, and extent of audit procedures to be performed. An audit is not designed to provide assurance on internal control or to identify reportable conditions. However, we are responsible for ensuring that your are aware of any reportable conditions which come to our attention.

An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Accordingly, the areas and number of transactions selected for testing will involve judgment. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures will include tests of documentary evidence supporting the transactions recorded in the accounts, and direct confirmation of receivables, and certain other assets and liabilities by correspondence with selected customers, creditors, legal counsel and banks. At the conclusion of our audit, we will request certain written representations ( a "representation letter") from you about the financial statements and related matters.

The Company's management is responsible for adjusting the financial statements to correct material misstatements and for affirming to us in the representation letter that the effect of any uncorrected misstatements aggregated by us during the current engagement and pertaining to the latest period presented are immaterial, both individually and in the aggregate, to the financial statements taken as a whole.

We understand that your employees will type all confirmations we request, prepare requested schedules and analyses of accounts and will locate any documents or invoices selected by us for testing. Timely completion of this work will facilitate the completion of our audit.

If you intend to publish or otherwise reproduce the financial statements and make reference to our firm, you agree to provide us with printers' proofs or masters for our review and approval before printing. You also agree to provide us with a copy of the final reproduced material for our approval before it is distributed.

Our fees for these services will be based on the actual time spent at our standard hourly rates, plus travel and other out-of-pocket costs, such as report production, typing, and postage. Our standard hourly rates vary according to the degree of responsibility involved and the experience level of the personnel assigned to your audit. You will be invoiced in advance for services to be performed. The invoices will be credited against fees for actual time expended.

The working papers for this engagement are the property of Citrin Cooperman & Company, LLP and constitute confidential information. However, we may be requested to make certain working papers available to securities regulators pursuant to authority given to them by law or regulation. If requested, access to such working papers will be provided under the supervision of Citrin Cooperman & Company, LLP personnel. Furthermore, upon request, we may provide photocopies of selected working papers to the regulators. The regulators may intend, or decide, to distribute the photocopies or information contained therein to others, including governmental agencies.

Mr. Anton Stephens
H-Net.Net, Inc.
March 19, 2002

We appreciate the opportunity to be of service to H-Net.Net, Inc. and believe this letter accurately summarizes the significant terms of our engagement. If you have any questions, please let us know. If you agree with the terms or our engagement as described in this letter, please sign the enclosed copy and return it to us.

                                                        Very truly yours,

                                                        _/s/_______________________________________
                                                        CITRIN COOPERMAN & COMPANY, LLP

Agreed and accepted:

/s/ Anton Stephens
Anton Stephens, President
H-Net.Net Inc.

      8th April 2001
Date

Exhibit 16(v)

[H-Net Letterhead]

June 11, 2002

SHIMMERMAN PENN BURNS BECKER, LLP
30 St. Clair Avenue West, Suite 400
Toronto, Ontario M4V 3A1
        Via Fax: (416) 964-2025

Dear Sir/Madam:

Enclosed herewith is a copy of our report on Form 8-K dated June 11, 2002.

We are providing you with this copy pursuant to Item 304(3) of Regulations S-K and S-B on the same day we are filing this report.

Pursuant to the aforementioned regulations, we are requesting you to furnish us with a letter addressed to the Commission stating whether you agree with the statements we have made therein, and if not, stating the respects in which you do not agree.

You are requested to provide this letter as promptly as possible so that we can file the letter with the Commission within ten business days.

Very truly yours,

Anton Stephens, President
H-Net.Net, Inc.

Exhibit 16(vi)

April 23, 2001

Attention: Mr. Anton Stephens

H-Net.Net Inc.
7050 Woodbine Ave, Ste. 205
Markham ON L3R 4G8

Dear Anton:

In accordance with our discussions over the past several months, I would like to confirm that our firm has taken a policy decision that we no longer act as auditors for corporations reporting in the Untied States. Our affiliate firm in New York has indicated that they are not willing to provide assistance with U.S. accounting issues because they believe that there is a risk that by providing such advise they may be deemed to be associated with the financial statements. They are not willing to accept this risk in a situation where they are not in fact the auditor of record. We believe that in any event it is in the company's best interest to have a U.S. based firm take over the audit of H-Net.Net Inc. Accordingly we must tender our resignation as auditors of the company with immediate effect.

We have made arrangements with our Nexia affiliate firm in New York to take over the audit of other U.S. based clients on the basis that we assist them by performing certain of the field work on their behalf. As discussed we would be more than happy to introduce you to the firm to try and work out a similar arrangement with them. We would also be more than happy to continue to act with respect to all of the Canadian entities, including preparation of all requires Canadian Income Tax returns. We value our association with you and your company and would like to continue to be of assistance to you in any way we can.

Your very truly.

Shimmerman Penn Burns Becker, LLP
Chartered Accountants

Geoff Becker, CA